Provision for Reclamation Liabilities (Details Textual)	12 Months Ended
Dec. 31, 2018
Provision for Reclamation Liabilities (Textual)
Reclamation obligation, description	As at December 31, 2018, was calculated using the total estimated cash flows of $8.1 million (December 31, 2017 - $2.5 million) required to settle estimated obligations and expected timing of cash flow payments required to settle the obligations between 2019 and 2026. As at December 31, 2018, the undiscounted future cash outflows are estimated at $8.5 million (December 31, 2017 – $2.5 million) primarily over the next four years. The discount rate used to calculate the present value of the reclamation obligations was 2.0% at December 31, 2018 (1.6% - December 31, 2017). The Company has placed a total of $1.2 million (December 31, 2017 - $1.2 million) on deposit with financial institutions that are pledged as security against the reclamation liability.
Updated reclamation and closure plan, description	Johnny Mountain mine site and charged $7.4 million (2017- $2.1 million) of rehabilitation expenses to the consolidated statements of operations and comprehensive loss. The Johnny Mountain Mine site was acquired, along with the Iskut Project, during the Snip Gold acquisition in 2016. Expenditures are expected to be incurred between 2018 and 2022 and include the estimated costs for the closure of all adits and vent raises, removal of the mill and buildings, treatment of landfills and surface water management as well as ongoing logistics, freight and fuel costs. For year ended December 31, 2018, reclamation disbursements amounted to $2.0 million (December 31, 2017 – nil).